Rule 497(d)

                                    FT 601

               Supplement to the Prospectus dated February 1, 2002

     Notwithstanding anything to the contrary in the Prospectus, all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 3, 2003